Lease Commitment and Total Rental Expense - Future Minimum Rental Payments Due under Leases (Detail)	Dec. 31, 2017 USD ($)
Leases [Abstract]
2018	$ 292,169
2019	242,776
2020	216,528
2021	216,528
2022	216,528
Operating Leases, Future Minimum Payments Due, Total	$ 1,184,529